UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.)

Filed by the Registrant	☑
Filed by a party other than the Registrant	☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

ARTIO GLOBAL EQUITY FUND, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

D. F. King & Co., Inc.

Telephone Script
Artio Global Equity Fund Special Meeting of Shareholders July 26, 2012

Introduction

SCREEN 1:

Hello, my name is [STATE YOUR FIRST AND LAST NAME] and I am calling from D.F. King & Co. on behalf of the Artio Global Equity Fund May I speak with Mr./Mrs./Ms. [SHAREHOLDER’S LAST NAME]?

[ONCE SHAREHOLDER IS ON THE LINE]

Mr./Mrs. /Ms. [SHAREHOLDER’S LAST NAME] my name is [STATE YOUR FIRST AND LAST NAME] and I’m calling on a recorded line regarding your investment in the Artio Global Equity Fund.

Recently, you were mailed a proxy statement, along with a voting instruction form to cast your vote at the upcoming Special Meeting of Shareholders to be held on July 26, 2012. The tabulator for the Special Meeting has yet to receive your vote. Therefore, I’m calling to ask if you would be willing to vote your shares by telephone with me now?

IF THEY DID NOT RECEIVE PROXY MATERIALS – Help the shareholder obtain the materials he/she requires. Give him/her the 800# and have them call back when they receive the materials. Make sure the address is correct, make any necessary corrections, and code the disposition as “14” or “15”.

IF YES – The Fund’s Board has approved the proposals and is recommending a vote in favor of the proposals. Would you like to vote your shares as recommended by the Board on the proposals?

Just to confirm, you have voted with the recommendation of the Board on the proposals. Is that correct?

IF YES – Thank you. I’ve recorded your vote as recommended by the Board in favor of the proposals. For confirmation purposes, please tell me your city, state and zip code?

If the city, state and zip code are correct:

Thank you for your time and your vote Mr./Mrs./Ms. [SHAREHOLDER’S LAST NAME]. Have a good [DAY/AFTERNOON/EVENING]. END CALL.

If the city, state and/or zip code are NOT correct:

Mr./Mrs./Ms.[SHAREHOLDER’S LAST NAME] the city, state and/or zip code that you just recited for me doesn’t match our records and, therefore, I can’t take your vote by telephone. Instead, I urge you to complete, sign, date and return your voting instruction form at your earliest convenience, or vote your shares by touch-tone telephone or on the Internet by following the instructions provided on your voting instruction form. Thank you for your time and have a good [DAY/AFTERNOON/EVENING]. END CALL.

IF NO – [REFER TO APPROPRIATE REBUTTAL AND CONCLUDE BY ASKING IF UPON REFLECTION THE SHAREHOLDER WOULD LIKE YOU TO RECORD A VOTE CONSISTENT WITH THE BOARD’S RECOMMENDATION ON THE PROPOSALS.]

IF YES – Thank you. I’ve recorded your vote as recommended by the Board on the proposals. For confirmation purposes, please tell me your city, state and zip code?

If the city, state and zip code are correct:

Thank you for your time and your vote Mr./Mrs./Ms. [SHAREHOLDER’S LAST NAME]. Have a good [DAY/AFTERNOON/EVENING]. END CALL.

If the city, state and/or zip code are NOT correct:

Mr./Mrs./Ms.[SHAREHOLDER’S LAST NAME] the city, state and/or zip code that you just recited for me doesn’t match our records and, therefore, I can’t take your vote by telephone. Instead, I urge you to complete, sign, date and return your voting instruction form at your earliest convenience, or vote your shares by touch-tone telephone or on the Internet by following the instructions provided on your voting instruction form. Thank you for your time and have a good [DAY/AFTERNOON/EVENING]. END CALL.

IF STILL NO - Okay, I can still help. Would you like to vote your shares contrary to the recommendation of the Board and against the proposals?

AGAINST PROPOSALS – Thank you. I have recorded your vote against the proposals. For confirmation purposes, please tell me your city, state and zip code.

If the city, state and zip code are correct:

Thank you for your time and your vote Mr./Mrs./Ms. [SHAREHOLDER’S LAST NAME]. Have a good [DAY/AFTERNOON/EVENING]. END CALL.

If the city, state and/or zip code are NOT correct:

Mr./Mrs./Ms. [SHAREHOLDER’S LAST NAME] the city, state and/or zip code that you just recited for me doesn’t match our records and, therefore, I can’t take your vote by telephone. Instead, I urge you to complete, sign, date and return your voting instruction form at your earliest convenience, or vote your shares by touch tone telephone or on the Internet by following the instructions provided on your voting instruction form. Thank you for your time and have a good [DAY/AFTERNOON/EVENING]. END CALL.

IF NO (I.E., THEY JUST WON’T VOTE) – I’m sorry for the inconvenience. As a shareholder of the Fund on the record date, your vote is very important. If you change your mind and would like us to assist you in voting by telephone, please call us back toll-free at 1-800-993-4420 at any time between 8:00 AM and 10:00 PM (Eastern Standard Time) weekdays or between 11 AM and 6:00 PM on Saturdays. Or you can vote at any time by completing, signing, dating and returning your voting instruction form using the postage-paid envelope provided, or by touch-tone telephone or on the Internet by following the instructions provided on your voting instruction form. Thank you for your time and have a good [DAY/AFTERNOON/EVENING]. END CALL.

Artio Global Equity Fund

Special Meeting of Shareholders
July 26, 2012

Answering Machine Message

Hello. My name is [STATE YOUR FIRST AND LAST NAME] and I am calling from D.F. King & Co. regarding your investment in the Artio Global Equity Fund. You should have recently received proxy materials in the mail concerning the Fund’s Special Meeting of Shareholders to be held on July 26, 2012.

Your vote is important. Please sign, date and promptly mail your voting instruction form in the postage-paid envelope provided.

Internet or touch-tone telephone voting also is available. Please follow the instructions provided on your voting instruction form.

If you have any questions, would like to vote or need new proxy materials, please call D.F. King, which is your Fund’s proxy solicitor, at 1-800-993-4420.

Thank you.

ARTIO GLOBAL EQUITY FUND PROXY
REBUTTALS

SH states ……	Response
“My spouse takes care of it.”

I understand Mr./Mrs. Is your wife/husband available to speak with me?

(If wife/husband is unavailable)
CSR: “ Mr./ Mrs. your vote is very important to the Fund, as your wife/husband is unavailable, I would be more than happy to assist you with voting by reviewing the proposals. This would only take a brief moment of your time.”

“I don’t know how to vote … ”	The Fund’s Board has reviewed the proposals and is recommending shareholders vote FOR the proposals. Would you have any objections to voting along with the recommendation of your Board?

“I don’t know the proposals…”	I would be happy to review the proposals with you. (Refer to the proxy statement definition of the proposals).

“My broker takes care of it ”

I understand that your Broker may help you choose the funds you invest in, however the proposals for this proxy require a direct vote from the shareholder and cannot be voted by your Broker. I can go over the proposals quickly for you now if you wish.

“I don’t have the time right now …”

I understand Mr. / Mrs. / Miss ……….., however, your vote is very important. Voting now will only take a brief moment of your time. The Fund’s Board is recommending shareholders vote FOR the proposals. Would you have any objections to voting along with the recommendation of the Fund’s Board?

“I don’t have enough shares to vote …..”

Mr. / Mrs. / Miss. … every vote is important to the Fund and helps bring the Fund a step closer to holding the meeting. If not enough votes are received, the shareholder meeting may have to be adjourned. The Fund’s Board is recommending shareholders vote FOR the proposals. Would you have any objections to voting along with the recommendation of the Fund’s Board?

Mutual Fund Rebuttals	Revised Mar 1 / 06	p. 1 of 5

“I sold my shares / I no longer own shares in that Fund”

I understand, however you were a shareholder as of the record date and therefore you are the only person who can vote those shares. The Fund’s Board is recommending shareholders vote FOR the proposals. Would you have any objections to voting along with the recommendation of the Fund’s Board?

Mutual Fund Rebuttals	Revised Mar 1 / 06	p. 2 of 5

SH states ……	Response

“I’ve already mailed in my proxy”	1. If the shareholder’s vote shows as ‘Tabulator Received’ or as Voted in Proxy 01, then simply thank them for voting and disposition as HAS.

2. If the shareholder’s vote does not yet show in Proxy 01 then continue ……
“Thank you for voting. Our records indicate that your vote has not yet been updated in our system. If you wish, I can record your vote for you now and send you a printed confirmation to confirm your vote has been recorded.”

If s/h says “Yes”, then continue by asking for the vote as per the script:

“The Fund’s Board is recommending shareholders vote FOR the proposals. Would you have any objections to voting along with the recommendation of the Board?”

“The meeting date is so far away, there is plenty of time – I’ll vote later”

I understand. We were calling today because it is important to hear from all shareholders on this matter. Your Fund has asked us to call to offer you the convenience of voting over the phone, which makes the voting process much easier and faster.

The Fund’s Board has reviewed the proposals and is recommending that shareholders vote FOR the proposals.

Would you like to vote along with the recommendation of the Board?

After asking ‘Would you have any objections to voting along with the recommendation of your Board?’ – if the shareholder simply says ‘Yes’.	Do NOT at this point ask ‘Do you want to vote against or simply not vote?’.

Respond as below:

The Fund’s Board has reviewed the proposals and is recommending that shareholders vote FOR the proposals. Would you like to vote along with the recommendation of the Board?

Mutual Fund Rebuttals	Revised Mar 1 / 06	p. 3 of 5

SH States …	Response

“Why are you calling me?” # 1

The Fund has asked us to contact you because we sent you a proxy card to register your vote for the upcoming shareholder meeting and haven’t received it back, so we’re calling to encourage you to vote your shares. The Fund’s Board is recommending shareholders vote FOR the proposals. Mr. / Mrs. / Miss… would you have any objections to voting along with the recommendation of the Fund’s Board?

“Why are you calling me?” # 2 (to use if the first answer does not satisfy the shareholder).

The Fund’s Board would like to hear from all shareholders on this matter and your Fund has asked us to call to offer you the convenience of voting over the phone. This makes your voting process much easier and faster. The Fund’s Board is recommending shareholders vote FOR the proposals. Mr. / Mrs. / Miss… would you have any objections to voting along with the recommendation of the Fund’s Board?

“I don’t want to vote” or “I never vote …”

Mr. / Mrs. / Miss. …. your vote is very important to the Fund. A certain percentage of votes must be received before the meeting can be held. The Fund’s Board is recommending shareholders vote FOR the proposals. Would you have any objections to voting along with the recommendation of the Fund’s Board?

“I don’t accept these types of calls.”

I am sorry for any inconvenience and would be more than happy to add you to our internal Do Not Call List, However, I do want to let you know that this call is in regards to your current investment in the Artio Global Equity Fund and we are simply calling to advise you of a shareholder meeting and are asking if you would like to register your vote?

“How many votes do you still need?”

I have limited information on that. What I do know is that every vote is important at this point and that is why we are calling you and other shareholders to ask if you would have any objections to voting along with the recommendation of the Fund’s Board? The Fund’s Board is recommending shareholders vote FOR the proposals.

“Is there strong opposition to the Board’s recommendation?

Not to my knowledge. We are just calling because not enough votes have been received to hold the meeting and so we are calling to ask if you’d like to vote along with the recommendation of the Fund’s Board? The Funds’ Board is recommending shareholders vote FOR the proposals.

Mutual Fund Rebuttals	Revised Mar 1 / 06	p. 4 of 5

“I’ve never received a call like this before”

I see. This has become a standard in the industry, and the proxy statement that was sent to you, mentions that if your vote is not received, you may receive a call offering you the convenience of voting by telephone. The Fund’s Board is recommending shareholders vote in favor of the proposals. Would you have any objections to voting along with the recommendation of the Board?

Mutual Fund Rebuttals	Revised Mar 1 / 06	p. 5 of 5

D.F. King & Co., Inc.

Artio Global Equity Fund Inc.

Inbound Telephone Script

Special Meeting of Shareholders: July 26, 2012

Introduction

Hello. This is the Artio Global Equity Fund proxy information line. My name is ___________. How may I help you?

Would you like me to record your vote over the telephone right now?
Do you have any questions that I may answer about this proxy?

If shareholder asks how to vote via the internet, the website is www.kingproxy.com/artio he/she will need the control number from his/her proxy card.

If shareholder asks how to vote via touch–tone telephone, the telephone number is 1-800-993-4420 - he/she will need the control number from his/her proxy card.

Take time to answer all questions carefully. Do not give advice. Remind the shareholder that his/her Board Members have recommended that he/she vote in favor of the proposal(s). Most questions can be addressed by referring to the proxy statement(s) and reading the appropriate sections

Here is how we will proceed. I will ask you for two pieces of information for verification: your name and your address. Finally, I will confirm that you have received the proxy materials and take your vote. You will be mailed a letter confirming your votes, which will tell you how to make any changes, if you wish. Do you feel comfortable with this process?

In order to record your vote, I will be recording this portion of the call. Do I have your permission?

Begin the Vote

First, I’ll reintroduce myself. My name is __________. I am with D.F. King & Co., Inc. acting on behalf of Artio Global Equity Fund. Today’s date is __________ and the time is __________.

May I please have your full name? [If shareholder is an entity: May I please have your title?] Can you confirm that you are authorized to direct the voting of these Artio Global Equity Fund shares?

May I please have your address?

Have you received the proxy materials?

Actual Voting

Your Board Members are asking you to consider (a) proposal(s) which they have studied carefully. The Board recommends that you vote in favor of the proposal(s). Would you like to vote in favor of the proposal(s) as recommended by your Board and as described in the proxy statement?

If you are required to read the proposal individually, end the proposal by saying, “Your Board recommends that you vote in favor of the proposal(s). How would you like to vote?” For most proposals, the valid responses are

F = For proposal.

A = Against proposal.

B = Abstain.

Closing

I have recorded your vote(s). You have voted __________ [insert summary of proposal(s) voting]. Is that correct? As your voting agent I will execute a written proxy in accordance with your instructions and forward it on to the fund. In the next 72 hours, you will receive a letter by first class mail confirming your vote. If you wish to change your vote for any reason, please call the phone number listed in the letter. Thank you for your time.

Welcome to Artio Global Equity Fund Inc.

The Special Meeting of Shareholders of the Artio Global Equity Fund Inc. to be held on July 26, 2012, or at any adjournments or postponements thereof.

Fund: ARTIO GLOBAL EQUITY FUND INC.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF THIS PROXY IS PROPERLY EXECUTED AND NO SPECIFICATIONS ARE MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL(S) SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND PROXY STATEMENT.

» Mark And Vote As Board Has Recommended

Proposals

1 Election of Directors.

(01) Antoine Bernheim	☐	For	☐	Withhold Authority

(02) Thomas Gibbons	☐	For	☐	Withhold Authority

(03) Cynthia Hostetler	☐	For	☐	Withhold Authority

(04) Harvey Kaplan	☐	For	☐	Withhold Authority

(05) Robert Matthews	☐	For	☐	Withhold Authority

(06) Peter Wolfram	☐	For	☐	Withhold Authority

(07) Anthony Williams	☐	For	☐	Withhold Authority

* Each Director serves as such during the lifetime of the Fund or until he or she dies, resigns, retires, is declared bankrupt or incompetent, or is removed or, if sooner, until the next special meeting of the Fund's shareholders and until the election and qualification of his or her successor.

2 The approval of the elimination of the fundamental investment policy of the Fund prohibiting the Fund from investing more than 35% of its net assets in emerging market securities.

☐	For	☐	Against	☐	Abstain

3 The approval of the elimination of the fundamental investment policy of the Fund requiring the Fund to invest at least 40% of its total assets in no fewer than three different countries outside of the U.S.

☐	For	☐	Against	☐	Abstain

Cancel & Exit	Submit Vote

{Prompt 1}. Phrase # 1001 (INTRO)

“Thank you for calling the telephone proxy voting center for Artio Global Equity Fund Incorporated. Please listen carefully to the instructions for voting your proxy. Be sure that you have carefully reviewed and understand the proxy materials. If you have questions regarding the proxy materials you received, you may press 0 at any time during this call and you will be transferred to a Representative. To vote your proxy, it will require that you have your proxy card handy.”

*** If 0 entered at any time during the call, transfer to a Representative (Prompt 99). ***
*** Go to Prompt 2 ****

{Prompt 2} Phrase # 1004 (CONTROL)
“Please enter the control number from the proxy card.”

*** If wrong digits entered go to Prompt 2a, else go to Prompt 3***

{Prompt 2a} Phrase # 1006 (NO_CONTROL)
“I did not recognize the control number.”

*** Go to Prompt 2 ****

{Prompt 3} Phrase # 1009 (BOARD)
“This proxy is solicited on behalf of the Board of Directors of Artio Global Equity Fund Incorporated. The Board of Directors recommends a vote for all nominees and for proposals 2 and 3.”

*** Go to Prompt 4 ***

{Prompt 4} Phrase # 1010 (BOARD_ENTRY)

“To vote as recommended by the Board of Directors for all Nominees and Proposals 2 and 3, press 1. To withhold your vote from all nominees, press 2. To vote each nominee and proposal separately, press 3.”

*** If wrong digit entered go to Prompt 4a, if 1 entered mark all Nominees and Proposals For and go to Prompt 14, if 2 entered mark all Nominees Withhold and go to Prompt 12, if 3 entered go to prompt 5. ***

{Prompt 4a} Phrase # 1010 (INVALID_ENTRY)
“I’m sorry, I did not recognize your entry.”

*** Go to Prompt 4 ***,

{Prompt 5} Phrase # 1021 (DIR1)

“Antoine Bernheim”

“If you are voting FOR, press 1”
“If you are withholding your vote, press 2”

*** Validate entry, if option 1 or 2 go to Prompt 6, else go to Prompt Invalid. ***

{Prompt 6} Phrase # 1022 (DIR2)

“Thomas Gibbons”

“If you are voting FOR, press 1”
“If you are withholding your vote, press 2”

*** Validate entry, if option 1 or 2 go to Prompt 7, else go to Prompt Invalid. ***

{Prompt 7} Phrase # 1023 (DIR3)

“Cynthia Hostetler”

“If you are voting FOR, press 1”
“If you are withholding your vote, press 2”

*** Validate entry, if option 1 or 2 go to Prompt 8, else go to Prompt Invalid. ***

{Prompt 8} Phrase # 1024 (DIR4)

“Harvey Kaplan”

“If you are voting FOR, press 1”
“If you are withholding your vote, press 2”

*** Validate entry, if option 1 or 2 go to Prompt 9, else go to Prompt Invalid. ***

{Prompt 9} Phrase # 1025 (DIR5)

“Robert Matthews”

“If you are voting FOR, press 1”
“If you are withholding your vote, press 2”

*** Validate entry, if option 1 or 2 go to Prompt 10, else go to Prompt Invalid. ***

{Prompt 10} Phrase # 1026 (DIR6)

“Peter Wolfram”

“If you are voting FOR, press 1”
“If you are withholding your vote, press 2”

*** Validate entry, if option 1 or 2 go to Prompt 11, else go to Prompt Invalid. ***

{Prompt 11} Phrase # 1027 (DIR7)

“Anthony Williams”

“If you are voting FOR, press 1”
“If you are withholding your vote, press 2”

*** Validate entry, if option 1 or 2 go to Prompt 12, else go to Prompt Invalid. ***

{Prompt 12} Phrase # 1028 (PROP2)

“Proposal 2: The approval of the elimination of the fundamental investment policy of the Fund prohibiting the Fund from investing more than 35% of its net assets in emerging market securities.”

“If you are voting FOR the Proposal, press 1”
“If you are voting AGAINST the Proposal, press 2”
“If you are voting ABSTAIN from the Proposal, press 3”

*** Validate entry, if option 1 or 2 or 3 go to Prompt 13, else go to Prompt Invalid. ***

{Prompt 13} Phrase # 1029 (PROP3)

“Proposal 3: The approval of the elimination of the fundamental investment policy of the Fund requiring the Fund to invest at least 40% of its total assets in no fewer than three different countries outside of the U.S.”

“If you are voting FOR the Proposal, press 1”
“If you are voting AGAINST the Proposal, press 2”
“If you are voting ABSTAIN from the Proposal, press 3”

*** Validate entry, if option 1 or 2 or 3 go to Prompt 14, else go to Prompt Invalid. ***

{Prompt Invalid}
“I’m sorry; I did not recognize your entry.”

*** go back to Prompt number we came here from. ***

{Prompt 14} Phrase # 1011 (FINAL_VOTE)
“Thank you. Your vote has been accepted”
“You have voted {state voting position for Director 1} Antoine Bernheim.”
“You have voted {state voting position for Director 2} Thomas Gibbons.”
“You have voted {state voting position for Director 3} Cynthia Hostetler.”
“You have voted {state voting position for Director 4} Harvey Kaplan.”
“You have voted {state voting position for Director 5} Robert Matthews.”
“You have voted {state voting position for Director 6} Peter Wolfram.”
“You have voted {state voting position for Director 7} Anthony Williams.”
“You have voted {state voting position for proposal 2} Proposa1 2.”
“You have voted {state voting position for proposal 3} Proposa1 3.”

*** Go to Prompt 15. ***

{Prompt 15} Phrase # 1012 (CLOSE)
“If you want to revote your proxy, press 1.”
“If you have an additional proxy you would like to vote, press 2.”
“To end this call, press 3.”
“To transfer to a representative, press 0.”

*** If 1 entered go to Prompt 3. If 2 entered go to Prompt 2. If 3 entered go to Prompt 16. If 0 (Zero) entered go to Prompt 99. Anything else entered, go to Prompt 16. ***

{Prompt 16} Phrase # 1015 (CLOSE)
“Your vote is important. Thank you for voting. Goodbye.”

*** Hang Up the Call. ***

{Prompt 99} Phrase # 1099 (REPRESENTATIVE)
“Please wait while you are transferred to a Representative.”

*** Transfer the Call to a Representative. ***